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Supplemental Information
(Unaudited)

September 30, 2002

Corporate Office Properties Trust

To Members of the Investment Community:

        We prepared this supplemental information package to provide you with additional detail on our properties and operations. The information in this package is unaudited, filed with the Securities and Exchange Commission and should be read in conjunction with our quarterly and annual reports. If you have any questions or comments, please contact Ms. Mary Ellen Fowler, Vice President, Finance and Investor Relations at (410) 992-7324 or maryellen.fowler@copt.com.

Reporting Period Highlights—Third Quarter 2002

  Financial Results

  •
  Reported FFO—diluted of $12,991,000 or $.35 per share/unit for the third quarter of 2002 as compared to $11,034,000 or $.33 per share/unit for the comparable 2001 period, representing an increase of 6.1% per share/unit. FFO—diluted increased $1,957,000 or 17.7% over the comparable 2001 period.

  •
  Reported AFFO—diluted of $10,475,000 or $.28 per share/unit for the third quarter of 2002 as compared to $9,106,000 or $.27 per share/unit for the comparable 2001 period, representing an increase of 3.7% per share/unit.

  •
  Our FFO and AFFO payout ratio improved to 60.5% and 75.1%, respectively, for the third quarter of 2002 as compared to 62.7% and 76.0%, respectively, for the comparable 2001 period.

  Financing and Capital Transactions

  •
  Our quarterly common share dividend increased to $.22 per common share, representing an increase of 4.8% over the previous quarterly dividend of $.21.

  •
  During the quarter, we obtained $43.8 million of permanent loans including a $27.8 million, 6.51% fixed rate, ten-year loan and the assumption of a $16.0 million, 7.0% fixed rate, seven-year loan.

  •
  As of September 30, 2002, our debt to market capitalization is 55.2% and our debt to undepreciated book value of real estate assets is 62.8%. We achieved an EBITDA interest coverage ratio of 2.50x and an EBITDA fixed charge coverage ratio of 1.93x for this quarter.

  Operations

  •
  Overall occupancy was 94.0% and our portfolio was 94.4% leased as of September 30, 2002. As of September 30, 2002, the occupancy rate was 93.2% in our combined markets of Baltimore/Washington Corridor, Northern Virginia and Suburban Washington D.C., which represent 71.8% of our square footage and 73.8% of our office revenues for the third quarter of 2002.

  •
  We renewed 68.3% of our expiring leases totaling 232,845 square feet with an average capital cost of $7.23 per square foot during the third quarter. We realized increases in base and total rents on a straight-line basis of 19.3% and 11.9%, respectively, as measured from the GAAP straight-line rent in effect preceding the renewal date. Base and total rent on a cash basis increased 16.1% and 9.2%, respectively, on this renewed and retenanted space.

  •
  Our same property cash NOI remained flat as compared to the quarter ended September 30, 2001 for the 84 properties comprising our same property portfolio. Our same property portfolio average occupancy dropped from 97.1% in the third quarter of 2001 to 93.5% in the third quarter of 2002, creating a drop in NOI. Although occupancy has decreased, our same property portfolio experienced increased rental rates and lower repairs and maintenance costs in the third quarter of 2002 as compared to the same period in 2001.

  •
  Weighted average lease term of our office portfolio is 4.6 years as of September 30, 2002, with an average contractual rental rate (including tenant reimbursements of operating costs) of $18.79 per square foot.

  Acquisitions/Dispositions

  •
  In August, we acquired two buildings totaling 290,245 square feet, located in Northern Virginia, for $47.4 million along with the right to purchase an adjacent six acre parcel that can support another 83,000 square feet of office space. As of September 30th, we own 760,651 square feet and control 56 acres in the Westfields Corporate Center, providing for future growth of another 780,000 square feet of developable office space. The weighted average lease term is 8.1 years as of September 30, 2002 for this portfolio.

  •
  We purchased a 236,441 square foot building for $27.2 million equating to a cost of $115 per square foot and marking our entrance into Silver Spring, Maryland. This property is 94.7% occupied by five tenants including General Services Administration—Department of Defense, Holy Cross Hospital, Comcast Cable Communications, Inc., Bio Core Medical Technologies and Kaiser Permanente. The weighted average lease term is 6.0 years for this building.

  •
  During the quarter, we sold 8815 Centre Park Drive, a 53,782 square foot operating building located in Columbia, Maryland, for $7.2 million and two development parcels for $2.1 million. Collectively, we realized a gain of $1.2 million of which $355,000 has been deferred to future periods.

  Development

  •
  In September 2002, construction commenced on 140 National Business Parkway. The National Business Park was 100% occupied as of September 30, 2002.

  •
  During this quarter, we placed into service 107,914 square feet comprising 54,692 square feet at 4260 Forbes Boulevard, 38,219 square feet at 1304 Concourse Drive, 12,344 square feet at 6724 Alexander Bell Drive and 2,659 square feet at 6731 Columbia Gateway Drive. Collectively, these buildings are 71.6% leased.

Note: This supplemental information contains "forward looking" statements, as defined in the Private Securities Litigation Reform Act of 1995, that are based on the Company's current expectations, estimates and projections about future events and financial trends affecting the financial condition of the business. Statements that are not historical facts, including statements about the Company's beliefs and expectations, are forward-looking statements. These statements are not guarantees of future performance, events or results and involve potential risks and uncertainties. Accordingly, actual results may differ materially. The Company undertakes no obligations to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For further information, please refer to the Company's filings with the Securities and Exchange Commission.

Quarterly Selected Financial Summary Data

(Dollars in thousands)

	2002			2001
	September 30	June 30	March 31	December 31	September 30
Total Revenues from Real Estate Operations	$38,664	$36,835	$34,499	$33,460	$32,050
Net Operating Income from Real Estate Operations	26,303	26,483	24,306	23,358	22,394
EBITDA	26,422	24,419	22,919	22,731	21,411
Net Income before Preferred Dividends	6,162	5,884	5,295	5,893	5,222
Preferred Dividends	(2,533)	(2,534)	(2,533)	(2,533)	(1,830)

Net Income Available to Common Shareholders	$3,629	$3,350	$2,762	$3,360	$3,392

Funds From Operations (FFO)—Diluted	$12,991	$12,331	$11,373	$11,462	$11,034
FFO per diluted share	$0.35	$0.34	$0.33	$0.34	$0.33
Adjusted FFO—Diluted	$10,475	$9,958	$9,541	$8,560	$9,106
Adjusted FFO per diluted share	$0.28	$0.27	$0.27	$0.25	$0.27
Payout Ratios:
FFO—Diluted(A)	60.53%	60.50%	65.35%	60.80%	62.71%
AFFO—Diluted(B)	75.07%	74.91%	77.90%	81.41%	75.98%
Total Dividends/Distributions	$10,191	$9,857	$9,829	$9,366	$8,613

(A)
Computed by dividing total dividends/distributions (except for dividends on Series B, E and F Cumulative Redeemable Preferred Shares which are deducted to calculate FFO and including dividends on restricted shares) by FFO diluted.

(B)
Computed by dividing total dividends/distributions (except for dividends on Series B, E and F Cumulative Redeemable Preferred Shares which are deducted to calculate AFFO and including dividends on restricted shares) by AFFO diluted.

Note: The above presentation does not separately report discontinued operations.

Quarterly Consolidated Balance Sheet

(Dollars in thousands except per share data)

	2002			2001
	September 30	June 30	March 31	December 31	September 30
Assets
Investment in real estate:
Land—operational	$194,045	$179,027	$165,685	$164,994	$157,789
Land—development	25,014	22,891	29,544	26,751	23,507
Construction in progress	10,536	14,718	38,140	37,493	33,860
Buildings and improvements	891,962	830,268	755,597	738,320	682,474
Investment in and advances to unconsolidated real estate joint ventures	8,656	11,508	10,740	11,047	8,005
Less: accumulated depreciation	(68,968)	(63,101)	(57,245)	(51,552)	(46,361)

Net investment in real estate	1,061,245	995,311	942,461	927,053	859,274
Cash and cash equivalents	7,664	4,256	4,250	6,640	7,881
Restricted cash	8,149	6,596	6,977	4,947	4,116
Accounts receivable, net	5,197	3,953	4,909	3,805	4,720
Investment in and advances to other unconsolidated entities	2,092	2,107	2,105	2,112	1,939
Deferred rent receivable	13,395	12,636	11,651	11,447	10,511
Deferred charges, net	19,944	19,877	18,175	16,884	16,561
Prepaid and other assets	9,878	4,821	10,991	9,551	8,145
Furniture, fixtures and equipment, net of accumulated depreciation	1,758	1,783	1,717	1,771	1,699

Total assets	$1,129,322	$1,051,340	$1,003,236	$984,210	$914,846

Liabilities and beneficiaries' equity
Liabilities:
Mortgage loans payable	$710,033	$633,498	$573,821	$573,327	$508,715
Accounts payable and accrued expenses	8,448	7,943	11,355	10,674	8,923
Rents received in advance and security deposits	7,467	5,514	6,805	6,567	4,319
Dividends/distributions payable	9,789	9,455	9,426	8,965	8,346
Fair value of derivatives	1,044	1,970	2,720	3,781	3,894
Other liabilities	1,673	873	7,171	12,193	11,082

Total liabilities	738,454	659,253	611,298	615,507	545,279

Minority interests:
Preferred Units in the Operating Partnership	24,367	24,367	24,367	24,367	24,367
Common Units in the Operating Partnership	76,518	79,150	81,905	80,158	80,720
Other consolidated partnerships	—	229	286	257	231

Total minority interests	100,885	103,746	106,558	104,782	105,318

Commitments and contingencies	—	—	—	—	—
(continued on next page)

Beneficiaries' equity:
Preferred Shares ($0.01 par value; 10,000,000 authorized);
40,693 designated as Series A Convertible Preferred Shares of beneficial interest (no shares issued as of September 30, 2002)	—	—	—	—	—
1,725,000 designated as Series B Cumulative Redeemable Preferred Shares of beneficial interest (1,250,000 shares issued as of September 30, 2002)	13	13	13	13	13
544,000 designated as Series D Cumulative Convertible Redeemable Preferred Shares of beneficial interest (544,000 shares issued as of September 30, 2002)	5	5	5	5	5
1,265,000 designated as Series E Cumulative Redeemable Preferred Shares of beneficial interest (1,150,000 shares issued as of September 30, 2002)	11	11	11	11	11
1,425,000 designated as Series F Cumulative Redeemable Preferred Shares of beneficial interest (1,425,000 shares issued as of September 30, 2002)	14	14	14	14	14
Common Shares of beneficial interest ($0.01 par value; 45,000,000 authorized, 23,749,838 shares issued as of September 30, 2002)	237	234	229	208	208
Treasury Shares, at cost (166,600 shares as of September 30, 2002)	(1,415)	(1,415)	(1,415)	(1,415)	(1,415)
Additional paid-in capital	313,862	311,391	307,500	285,362	284,834
Cumulative dividends in excess of net income	(19,379)	(17,899)	(16,446)	(14,502)	(13,618)
Value of unearned restricted Common Share grants	(2,739)	(2,739)	(2,739)	(3,275)	(3,229)
Accumulated other comprehensive loss	(626)	(1,274)	(1,792)	(2,500)	(2,574)

Total beneficiaries' equity	289,983	288,341	285,380	263,921	264,249

Total beneficiaries' equity and minority interests	390,868	392,087	391,938	368,703	369,567

Total liabilities and beneficiaries' equity	$1,129,322	$1,051,340	$1,003,236	$984,210	$914,846

Quarterly Consolidated Statements of Operations and Funds From Operations (FFO)

(Dollars and units in thousands)

	2002			2001
	September 30	June 30	March 31	December 31	September 30
Revenues
Rental revenue	$34,279	$33,220	$30,538	$29,957	$29,011
Tenant recoveries and other revenue	4,385	3,615	3,961	3,503	3,039

Total Revenues from Real Estate Operations	38,664	36,835	34,499	33,460	32,050
Expenses
Property operating	5,859	4,284	4,473	4,243	4,178
Repairs and maintenance	4,054	4,007	3,721	3,980	3,759
Real estate taxes	2,448	2,061	1,999	1,879	1,719

Total Property Expenses from Real Estate Operations	12,361	10,352	10,193	10,102	9,656
Net Operating Income from Real Estate Operations	26,303	26,483	24,306	23,358	22,394
General and administrative	(815)	(1,940)	(2,170)	(1,167)	(1,347)
Equity in income of unconsol. real estate joint ventures	138	(22)	18	27	27
Earnings from service companies	15	(104)	(90)	(218)	(378)
Income from real estate services	781	2	855	731	715

EBITDA	26,422	24,419	22,919	22,731	21,411
Interest expense	(10,563)	(9,082)	(8,648)	(8,475)	(8,342)
Series B, E & F Preferred Share dividends	(2,398)	(2,397)	(2,397)	(2,397)	(1,694)
Amortization of deferred financing costs	(557)	(549)	(486)	(492)	(397)
Income tax (expense) benefit	(11)	36	40	207	124
Expense (income) associated with options	3	12	14	—	5
Dividends on restricted shares	71	—	—	—	—
Depreciation on unconsolidated real estate entities	40	21	64	40	38
Minority interestholders' share of operations	104	(14)	(31)	(23)	(7)
Depreciation of corporate FF&E	(120)	(115)	(102)	(129)	(104)

Funds From Operations (FFO)—Diluted	12,991	12,331	11,373	11,462	11,034
Depreciation and other amortization	(7,017)	(6,593)	(6,539)	(5,738)	(5,148)
Gain on property sales	19	—	93	—	—
Loss on early extinguishment of debt	(2)	(157)	(42)	(7)	—
Expense (income) associated with options	(3)	(12)	(14)	—	(5)
Dividends on restricted shares	(71)	—	—	—
Depreciation on unconsolidated real estate entities	(40)	(21)	(64)	(40)	(38)
Minority interestholders' share of operations	(104)	14	31	23	7
Series B, E & F Preferred Share dividends	2,398	2,397	2,397	2,397	1,694

Income Before Minority Interests and Preferred Share Dividends	8,171	7,959	7,235	8,097	7,544
Minority Interests:
Preferred Units in Operating Partnership	(572)	(572)	(572)	(571)	(572)
Common Units in Operating Partnership	(1,541)	(1,489)	(1,337)	(1,610)	(1,743)
Other consolidated entities	104	(14)	(31)	(23)	(7)
Preferred Share dividends	(2,533)	(2,534)	(2,533)	(2,533)	(1,830)

Net Income Available to Common Shareholders	$3,629	$3,350	$2,762	$3,360	$3,392

Funds From Operations (FFO)—Diluted	$12,991	$12,331	$11,373	$11,462	$11,034
Straight line rents	(867)	(991)	(214)	(952)	(717)
Non-incremental capital expenditures	(1,649)	(1,382)	(1,618)	(1,950)	(1,211)

Adjusted Funds from Operations—Diluted	$10,475	$9,958	$9,541	$8,560	$9,106

Preferred dividends/distributions(1)	3,105	3,105	3,105	3,104	2,402
Common dividends/distributions	7,086	6,752	6,724	6,262	6,211

Total Dividends/Distributions	$10,191	$9,857	$9,829	$9,366	$8,613

(1)
Includes Series B, E and F Cumulative Redeemable Preferred Share dividends deducted for FFO/AFFO computations.

Note: The above presentation does not separately report discontinued operations.

Quarterly Consolidated Statements of Operations and FFO per Diluted Share

(Shares in thousands)

	2002			2001
	September 30	June 30	March 31	December 31	September 30
Revenues
Rental revenue	$0.92	$0.90	$0.87	$0.88	$0.86
Tenant recoveries and other revenue	0.12	0.10	0.11	0.10	0.09

Total Revenues from Real Estate Operations	1.04	1.00	0.99	0.98	0.95
Expenses
Property operating	0.16	0.12	0.13	0.12	0.12
Repairs and maintenance	0.11	0.11	0.11	0.12	0.11
Real estate taxes	0.07	0.06	0.06	0.06	0.05

Total Property Expenses from Real Estate Operations	0.33	0.28	0.29	0.30	0.29
Net Operating Income from Real Estate Operations	0.71	0.72	0.70	0.69	0.67
General and administrative	(0.02)	(0.05)	(0.06)	(0.03)	(0.04)
Equity in income of unconsol. real estate joint ventures	0.00	(0.00)	0.00	0.00	0.00
Earnings from service companies	0.00	(0.00)	(0.00)	(0.01)	(0.01)
Income from real estate services	0.02	0.00	0.02	0.02	0.02

EBITDA	0.71	0.66	0.66	0.67	0.64
Interest expense	(0.28)	(0.25)	(0.25)	(0.25)	(0.25)
Series B, E & F Preferred Share dividends	(0.06)	(0.07)	(0.07)	(0.07)	(0.05)
Amortization of deferred financing costs	(0.02)	(0.01)	(0.01)	(0.01)	(0.01)
Income tax (expense) benefit	(0.00)	0.00	0.00	0.01	0.00
Expense (income) associated with options	0.00	0.00	0.00	—	0.00
Dividends on restricted shares	0.00	—	—	—	—
Depreciation on unconsolidated real estate entities	0.00	0.00	0.00	0.00	0.00
Minority interestholders' share of operations	0.00	(0.00)	(0.00)	(0.00)	(0.00)
Depreciation of corporate FF&E	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Funds From Operations (FFO)—Diluted	0.35	0.34	0.33	0.34	0.33
Depreciation and other amortization	(0.19)	(0.18)	(0.19)	(0.17)	(0.15)
Gain on property sales	0.00	—	0.00	—	—
Loss on early extinguishment of debt	(0.00)	(0.00)	(0.00)	(0.00)	—
Expense (income) associated with options	(0.00)	(0.00)	(0.00)	—	(0.00)
Dividends on restricted shares	(0.00)	—	—	—	—
Depreciation on unconsolidated real estate entities	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Minority interestholders' share of operations	(0.00)	0.00	0.00	0.00	0.00
Series B, E & F Preferred Share dividends	0.06	0.07	0.07	0.07	0.05

Income Before Minority Interests and Preferred Share Dividends	0.22	0.22	0.21	0.24	0.22
Minority Interests:
Preferred Units in Operating Partnership	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
Common Units in Operating Partnership	(0.04)	(0.04)	(0.04)	(0.05)	(0.05)
Other consolidated entities	0.00	(0.00)	(0.00)	(0.00)	(0.00)
Preferred Share dividends	(0.07)	(0.07)	(0.07)	(0.07)	(0.05)

Net Income Available to Common Shareholders	$0.10	$0.09	$0.08	$0.10	$0.10

Funds From Operations (FFO)—Diluted	$0.35	$0.34	$0.33	$0.34	$0.33
Straight line rents	(0.02)	(0.03)	(0.01)	(0.03)	(0.02)
Non-incremental capital expenditures	(0.04)	(0.04)	(0.05)	(0.06)	(0.04)

Adjusted Funds from Operations—Diluted	$0.28	$0.27	$0.27	$0.25	$0.27

For FFO Computations:
Weighted Average Converted Preferred Shares/Units	3,935	3,618	3,618	3,618	3,618
Weighted Average Common Shares/Units Outstanding	33,156	33,135	31,324	30,385	30,037

Weighted Average Diluted Shares Outstanding	37,091	36,753	34,942	34,003	33,655

Note: The above presentation does not separately report discontinued operations.

Quarterly Consolidated Statements of Operations and FFO as a Percentage of Total Revenues

	2002			2001
	September 30	June 30	March 31	December 31	September 30
Revenues
Rental revenue	89%	90%	89%	90%	91%
Tenant recoveries and other revenue	11%	10%	11%	10%	9%

Total Revenues from Real Estate Operations	100%	100%	100%	100%	100%
Expenses
Property operating	15%	12%	13%	13%	13%
Repairs and maintenance	10%	11%	11%	12%	12%
Real estate taxes	6%	6%	6%	6%	5%

Total Property Expenses from Real Estate Operations	32%	28%	30%	30%	30%
Net Operating Income from Real Estate Operations	68%	72%	70%	70%	70%
General and administrative	(2)%	(5)%	(6)%	(3)%	(4)%
Equity in income of unconsol. real estate joint ventures	0%	(0)%	0%	0%	0%
Earnings from service companies	0%	(0)%	(0)%	(1)%	(1)%
Income from real estate services	2%	0%	2%	2%	2%

EBITDA	68%	66%	66%	68%	67%
Interest expense	(27)%	(25)%	(25)%	(25)%	(26)%
Series B, E & F Preferred Share dividends	(6)%	(7)%	(7)%	(7)%	(5)%
Amortization of deferred financing costs	(1)%	(1)%	(1)%	(1)%	(1)%
Income tax (expense) benefit	(0)%	0%	0%	1%	0%
Expense (income) associated with options	0%	0%	0%	0%	0%
Dividends on restricted shares	0%	0%	0%	0%	0%
Depreciation on unconsolidated real estate entities	0%	0%	0%	0%	0%
Minority interestholders' share of operations	0%	(0)%	(0)%	(0)%	(0)%
Depreciation of corporate FF&E	(0)%	(0)%	(0)%	(0)%	(0)%

Funds From Operations (FFO)—Diluted	34%	33%	33%	34%	34%
Depreciation and other amortization	(18)%	(18)%	(19)%	(17)%	(16)%
Gain on property sales	0%	0%	0%	0%	0%
Loss on early extinguishment of debt	(0)%	(0)%	(0)%	(0)%	0%
Expense (income) associated with options	(0)%	(0)%	(0)%	0%	(0)%
Dividends on restricted shares	(0)%	0%	0%	0%	0%
Depreciation on unconsolidated real estate entities	(0)%	(0)%	(0)%	(0)%	(0)%
Minority interestholders' share of operations	(0)%	0%	0%	0%	0%
Series B, E & F Preferred Share dividends	6%	7%	7%	7%	5%

Income Before Minority Interests and Preferred Share Dividends	21%	22%	21%	24%	24%
Minority Interests:
Preferred Units in Operating Partnership	(1)%	(2)%	(2)%	(2)%	(2)%
Common Units in Operating Partnership	(4)%	(4)%	(4)%	(5)%	(5)%
Other consolidated entities	0%	(0)%	(0)%	(0)%	(0)%
Preferred Share dividends	(7)%	(7)%	(7)%	(8)%	(6)%

Net Income Available to Common Shareholders	9%	9%	8%	10%	11%

Funds From Operations (FFO)—Diluted	34%	33%	33%	34%	34%
Straight line rents	(2)%	(3)%	(1)%	(3)%	(2)%
Non-incremental capital expenditures	(4)%	(4)%	(5)%	(6)%	(4)%

Adjusted Funds from Operations—Diluted	27%	27%	28%	26%	28%

Note: The above presentation does not separately report discontinued operations.

Quarterly Equity Analysis

(Amounts in thousands, except per share data, share prices and ratios)

	2002			2001
	September 30	June 30	March 31	December 31	September 30
Common Equity—End of Quarter
Common Shares(1)	23,583	23,236	22,772	20,648	20,590
Common Units	8,990	9,278	9,607	9,607	9,617

Total	32,573	32,514	32,379	30,255	30,207

Convertible Preferred Equity—End of Quarter
Convertible Series A Preferred Shares Outstanding(2)	n/a	n/a	n/a	0	0
Conversion Ratio	n/a	n/a	n/a	1.8748	1.8748
Common Shares Issued Assuming Conversion	n/a	n/a	n/a	0	0
Preferred Share Liquidation Preference	n/a	n/a	n/a	$25.00	$25.00
Convertible Series D Preferred Shares Outstanding	544	544	544	544	544
Conversion Ratio	2.2000	2.2000	2.2000	2.2000	2.2000
Common Shares Issued Assuming Conversion	1,197	1,197	1,197	1,197	1,197
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Convertible Series C Preferred Units Outstanding	1,017	1,017	1,017	1,017	1,017
Conversion Ratio	2.3810	2.3810	2.3810	2.3810	2.3810
Common Units Issued Assuming Conversion	2,421	2,421	2,421	2,421	2,421
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Perpetual Preferred Equity—End of Quarter
Redeemable Series B Shares Outstanding	1,250	1,250	1,250	1,250	1,250
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Redeemable Series E Shares Outstanding	1,150	1,150	1,150	1,150	1,150
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Redeemable Series F Shares Outstanding	1,425	1,425	1,425	1,425	1,425
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Weighted Average Shares:
Common Shares Outstanding	23,029	22,704	20,889	20,186	20,141
Restricted Shares Outstanding	317	—	—	—	—
Preferred Shares Outstanding Assuming Conversion	1,197	1,197	1,197	1,197	1,197
Dilutive Options	978	1,040	828	590	481
Common Units	9,149	9,391	9,607	9,609	9,415
Preferred Units Assuming Conversion	2,421	2,421	2,421	2,421	2,421

Weighted Avg. Shares/Units Outstanding Assuming Conversion of Preferred Shares/Units	37,091	36,753	34,942	34,003	33,655

Common Shares Trading Volume
Average Daily Volume (Shares)	95	76	116	23	30
Average Daily Volume (Dollars in thousands)	$1,291.31	$1,042.19	$1,460.22	$261.76	$313.45
As a Percentage of Common Shares	0.4%	0.3%	0.6%	0.1%	0.1%
Common Share Price Range
Quarterly High	$14.50	$14.69	$13.20	$12.71	$11.50
Quarterly Low	$11.97	$12.95	$11.62	$10.75	$9.86
Quarterly Average	$13.56	$13.78	$12.54	$11.50	$10.61
End of Quarter	$13.55	$14.59	$13.10	$11.87	$10.90
Capitalization
Liquidation Value of Preferred Shares/Units	$134,642	$134,642	$134,642	$134,642	$134,642
Market Value of Common Shares/Units	441,364	474,379	424,165	359,127	329,256

Total Equity Market Capitalization	$576,006	$609,021	$558,806	$493,768	$463,898

Total Debt	$710,033	$633,498	$573,821	$573,327	$508,715

Total Market Capitalization	$1,286,039	$1,242,519	$1,132,627	$1,067,095	$972,613

Debt to Total Market Capitalization	55.2%	51.0%	50.7%	53.7%	52.3%
Debt to Undepreciated Book Value of Real Estate Assets	62.8%	59.9%	57.4%	58.6%	56.2%

(1)
Net of 166,600 treasury shares as of September 30, 2002.

(2)
On March 5, 2002, Constellation converted its Series A Preferred Share and then sold its entire common share position.

Quarterly Valuation Analysis

(Dollars in thousands except per share data and ratios)

	2002						2001
	September 30		June 30		March 31		December 31		September 30
PRICING MULTIPLES
Quarter End Common Stock Price	$13.55		$14.59		$13.10		$11.87		$10.90
NOI Multiple (Market value of Common Equity + Avg. Preferred Share/Units+ Avg. Total Debt) / Ann. NOI	11.95	x	11.48	x	11.70	x	11.00	x	10.93	x
EBITDA Multiple (Market value of Common Equity + Avg. Preferred Share/Units + Avg. Total Debt) / Ann. EBITDA	11.89	x	12.46	x	12.41	x	11.30	x	11.43	x
FFO Multiple (Quarter End Common Share Price / Ann. FFO—diluted)	9.67	x	10.87	x	10.06	x	8.80	x	8.31	x
AFFO Multiple (Quarter End Common Share Price / Ann. AFFO—diluted)	11.99	x	13.46	x	11.99	x	11.79	x	10.07	x
NOI Yield (Ann. NOI / (Market value of Common Equity + Avg. Preferred Share/Units + Avg. Debt))	8.37%		8.71%		8.54%		9.09%		9.15%
EBITDA Yield (Ann. EBITDA / (Market value of Common Equity + Avg. Preferred Share/Units + Avg. Debt))	8.41%		8.03%		8.06%		8.85%		8.75%
FFO Yield (Ann. FFO / Quarter End Common Share Price)	10.34%		9.20%		9.94%		11.36%		12.03%
AFFO Yield (Ann. AFFO / Quarter End Common Share Price)	8.34%		7.43%		8.34%		8.48%		9.93%
Total Market Capitalization Per Square Foot ((Market Value of Common Stock + Preferred Share/Units + Total Debt) / GLA)(1)	$142.91		$147.84		$145.61		$137.76		$133.34
RETURNS
Yield on Real Estate Owned—NOI (Ann. NOI / Avg. Adjusted Gross Real Estate Investment)(2)	10.04%		10.97%		10.65%		10.71%		11.12%
Yield on Real Estate Owned—EBITDA (Ann. EBITDA / Avg. Adjusted Gross Real Estate Investment)(2)	10.09%		10.12%		10.04%		10.42%		10.63%
Return on Book Value of Average Equity & Minority Interest (Ann. EBTDA / Avg. Equity & Minority Interest)	16.20%		15.65%		15.01%		15.45%		14.85%

(1)
Excludes square footage of assets under development, under construction or held in a joint venture.

(2)
Excludes land-development, construction in progress and investment in development real estate joint ventures as these assets are not yet income generating.

Quarterly Debt Analysis

(Dollars in thousands)

	2002						2001
	September 30		June 30		March 31		December 31		September 30
Debt Outstanding
Mortgage Loans	$564,522		$489,145		$462,287		$445,951		$475,163
Construction Loans	20,511		18,553		17,534		17,376		15,852
Secured Revolving Credit Facility	125,000		125,800		94,000		110,000		17,700

	$710,033		$633,498		$573,821		$573,327		$508,715

Average Outstanding Balance
Mortgage Loans	$537,954		$467,885		$452,987		$428,231		$446,784
Construction Loans	20,144		18,273		17,431		16,648		15,502
Secured Revolving Credit Facility	122,685		121,403		108,581		89,110		52,548

	$680,783		$607,561		$578,999		$533,989		$514,834

Interest Rate Structure
Fixed	$433,931		$391,906		$340,037		$326,701		$328,029
Variable	176,102		141,592		83,784		96,626		—
Variable Subject to Interest Rate Protection(1-4)	100,000		100,000		150,000		150,000		180,686

	$710,033		$633,498		$573,821		$573,327		$508,715

% of Fixed Rate Loans(5)	61.11%		61.86%		59.26%		56.98%		64.48%
% of Variable Rate Loans	38.89%		38.14%		40.74%		43.02%		35.52%

	100.00%		100.00%		100.00%		100.00%		100.00%

Average Interest Rates
Mortgage & Construction Loans	6.40%		6.40%		6.37%		6.71%		7.12%
Secured Revolving Credit Facility	6.79%		6.86%		7.21%		7.32%		6.73%
Total Weighted Average	6.51%		6.47%		6.52%		6.85%		7.08%
Debt Ratios
Debt to Total Market Capitalization	55.2%		51.0%		50.7%		53.7%		52.3%
Debt to Undepreciated Book Value of Real Estate Assets	62.8%		59.9%		57.4%		58.6%		56.2%
Coverage Ratios (excluding capitalized interest)
Interest Coverage—NOI (NOI / Interest)	2.49	x	2.92	x	2.81	x	2.76	x	2.68	x
Interest Coverage—EBITDA (EBITDA / Interest)	2.50	x	2.69	x	2.65	x	2.68	x	2.57	x
Interest Coverage—EBITDA—YTD (EBITDA / Interest—Year-to-date)	2.61	x	2.67	x	2.65	x	2.63	x	2.60	x
Debt Service Coverage—NOI (NOI / (Interest + Principal Amortization))	1.99	x	2.49	x	2.43	x	2.38	x	2.32	x
Debt Service Coverage—EBITDA (EBITDA / (Interest + Principal Amortization))	2.00	x	2.30	x	2.29	x	2.31	x	2.22	x
Fixed Charge Coverage—NOI (NOI / (Interest + Preferred Distribution))	1.92	x	2.17	x	2.07	x	2.02	x	2.08	x
Fixed Charge Coverage—EBITDA (EBITDA / (Interest + Preferred Distribution))	1.93	x	2.00	x	1.95	x	1.96	x	1.99	x

(1)
We purchased a $50 million 2-year cap on LIBOR at a rate of 7.0% which expired May 31, 2002.
(2)
We purchased a $50 million 1-year cap on LIBOR at a rate of 7.0% which expired October 13, 2001.
(3)
We purchased a $25 million 1-year cap on LIBOR at a rate of 7.0% which expired October 13, 2001.
(4)
We executed a $100 million notional amount swap exchanging 30-day floating LIBOR for LIBOR of 5.76% over a two-year period which expires January 2, 2003.
(5)
Excludes interest rate protection agreements.

Quarterly Operating Ratios

(Dollars in thousands except per share data and ratios)

	2002			2001
	September 30	June 30	March 31	December 31	September 30
OPERATING RATIOS
NOI as a % of Real Estate Revenues (NOI/(Rental Revenue + Oper. Expense Reimb.))	68.03%	71.90%	70.45%	69.81%	69.87%
EBITDA as a % of Real Estate Revenues (EBITDA/(Rental Revenue + Oper. Expense Reimb.))	68.34%	66.29%	66.43%	67.93%	66.80%
G&A as a % of Real Estate Revenues (G&A/(Rental Revenue + Oper. Expense Reimb.))	2.11%	5.27%	6.29%	3.49%	4.20%
G&A as a % of EBITDA (G&A/EBITDA)	3.08%	7.94%	9.47%	5.13%	6.29%
Quarter end occupancy for operating portfolio	93.98%	94.10%	93.92%	96.07%	97.18%
Quarter end % leased for operating portfolio	94.37%	95.07%	94.70%	96.59%	97.57%
Non-Incremental Capital Expenditures	$1,649	$1,382	$1,618	$1,950	$1,211
Non-Incremental Capital Expenditures per average square foot	$0.19	$0.17	$0.21	$0.26	$0.17
Non-Incremental Capital Expenditures per Diluted Share	$0.04	$0.04	$0.05	$0.06	$0.04
Non-Incremental Capital Expenditures as a % of NOI	6.27%	5.22%	6.66%	8.35%	5.41%

Quarterly Dividend Analysis

2002	2001
September 30	June 30	March 31	December 31	September 30
Common Share Dividends
Dividends per share/unit	$0.22	$0.21	$0.21	$0.21	$0.21
Increase over prior quarter	4.8%	0.0%	0.0%	0.0%	5.0%
Increase over prior year	4.8%	5.0%	5.0%	5.0%	5.0%
Common Dividend Payout Ratios
Payout—FFO—Diluted ((Dividend + Distributions)/FFO)	60.5%	60.5%	65.3%	60.8%	62.7%
Payout—AFFO—Diluted (Dividend /FAD)	75.1%	74.9%	77.9%	81.4%	76.0%
Dividend Coverage—FFO—Diluted (FFO /dividends)	1.65	x	1.65	x	1.53	x	1.64	x	1.59	x
Dividend Coverage—AFFO—Diluted (AFFO /dividends)	1.33	x	1.33	x	1.28	x	1.23	x	1.32	x
Common Dividend Yields
Dividend Yield	6.49%	5.76%	6.41%	7.08%	7.71%
Series C Preferred Unit Distributions
Preferred Unit Distributions Per Share	$0.56250	$0.56250	$0.56250	$0.56250	$0.56250
Preferred Unit Distributions Yield	9.00%	9.00%	9.00%	9.00%	9.00%
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Series A Preferred Share Dividends(1)
Preferred Share Dividends Per Share	n/a	n/a	n/a	$0.34375	$0.34375
Preferred Share Dividend Yield	n/a	n/a	n/a	5.50%	5.50%
Quarter End Liquidation Preference	n/a	n/a	n/a	$25.00	$25.00
Series B Preferred Share Dividends
Preferred Share Dividends Per Share	$0.62500	$0.62500	$0.62500	$0.62500	$0.62500
Preferred Share Dividend Yield	10.00%	10.00%	10.00%	10.00%	10.00%
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Series D Preferred Share Dividends
Preferred Share Dividends Per Share	$0.25000	$0.25000	$0.25000	$0.25000	$0.25000
Preferred Share Dividend Yield	4.00%	4.00%	4.00%	4.00%	4.00%
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Series E Preferred Share Dividends
Preferred Share Dividends Per Share	$0.64063	$0.64063	$0.64063	$0.64063	$0.64063
Preferred Share Dividend Yield	10.25%	10.25%	10.25%	10.25%	10.25%
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Series F Preferred Share Dividends(2)
Preferred Share Dividends Per Share	$0.61719	$0.61719	$0.61719	$0.61719	$0.61719
Preferred Share Dividend Yield	9.875%	9.875%	9.875%	9.875%	9.875%
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00

(1)
On March 5, 2002, Constellation converted its Series A Preferred Share and then sold its entire common share ownership position.

(2)
We issued 1,425,000 of Series F Cumulative Redeemable Preferred Shares on September 13, 2001. Dividend was prorated based upon the number of days outstanding from date of issuance through quarter end. Prorated dividend was $.123435 per share.

Investor Composition and Analyst Coverage
(as of September 30, 2002)

Shareholder Classification	Common shares	Common Units	As if Converted Preferred Shares/Units	Total	Fully Diluted Ownership % of Total
Insiders	1,162,778	7,737,537	—	8,900,315	24.59%
Institutional Ownership	12,722,324	—	3,617,472	16,339,796	45.15%
Other / Retail	9,698,136	1,252,312	—	10,950,448	30.26%

	23,583,238	8,989,849	3,617,472	36,190,559	100.00%

Research Coverage	September 30, 2002	June 30, 2002	March 31, 2002	December 31, 2001	September 30, 2001
A. G. Edwards	x	x	x	x	x
BB&T Capital Markets	x	x	x	n/a	n/a
Credit Suisse First Boston	x	x	x	x	x
Deutsche Banc Alex. Brown	x	x	x	x	x
Ferris, Baker Watts, Incorporated	x	x	x	x	x
Janney Montgomery Scott	n/a	n/a	n/a	x	x
Legg Mason Wood Walker, Inc.	x	x	x	x	x
McDonald Investments	x	x	x	x	x
Mercury Partners, LLC	x	x	n/a	n/a	n/a

Note: Effective in October 2002, Raymond James initiated coverage of our stock.

Source: Institutional ownership was obtained from filed Forms 13(f) as of June 30, 2002 per Vickers Stock Research Corporation.

Debt Maturity Schedule—September 30, 2002

(Dollars in thousands)

	Mortgages(1)		Construction Loans(2)
Year of Maturity	Annual Amortization of Monthly Payments	Due on Maturity	Annual Amortization of Monthly Payments	Due on Maturity(3)	$150,000 Secured Revolving Credit Facility(4)	Total Scheduled Payments
Oct. - Dec. 2002	$1,964	$—	$40	$—	$—	$2,004
2003	9,879	33,518	173	20,298	—	63,868
2004	11,238	92,374	—	—	—	103,612
2005	8,868	41,567	—	—	125,000	175,435
2006	8,555	59,975	—	—	—	68,530
2007	7,249	51,396	—	—	—	58,645
2008	5,324	142,737	—	—	—	148,061
2009	1,811	52,056	—	—	—	53,867
2010	790	12,431	—	—	—	13,221
2011	790	—	—	—	—	790
2012	485	21,515	—	—	—	22,000

	$56,953	$507,569	$213	$20,298	$125,000	$710,033

Notes:

(1)
Certain mortgages contain extension options, generally either for a period of six months or one year, subject to certain conditions. The above table reflects these maturities as if the mortgages have already been extended.

(2)
The construction loan balances as of September 30, 2002 represent the outstanding balances as of that date.

(3)
We have the right to extend an $11,470 construction loan for a one-year period subject to certain conditions, upon maturity in December 2002. The above table reflects this $11,376 maturity in 2003 as if the loan had been extended.

(4)
We have the right to extend the Secured Revolving Credit Facility for a one-year period, subject to certain conditions, upon maturity in March 2004. The extended maturity date has been presented above.

  We have the following interest rate protection agreement in place:
  $100 million notional amount swap of thirty-day LIBOR at 5.76% expiring in January 2003.

Property Summary by Region—September 30, 2002

Operating Property Count	Office Properties	Owned or Joint Venture (JV)	Submarket	State	Year Built or Renovated	Single Story (S) or Multi-story (M)	Total Operational Square Feet	Total Square Feet Under Development
	Baltimore/Washington Corridor
1	2730 Hercules Road	Owned	BWI Airport	MD	1990	M	240,336
2	2711 Technology Drive (211 NBP)	Owned	BWI Airport	MD	2002	M	152,000
	140 National Business Parkway	JV	BWI Airport	MD		M		119,000
3	132 National Business Parkway	Owned	BWI Airport	MD	2000	M	118,456
4	2721 Technology Drive (221 NBP)	Owned	BWI Airport	MD	2000	M	118,093
5	2701 Technology Drive (201 NBP)	Owned	BWI Airport	MD	2001	M	117,450
6	1306 Concourse Drive	Owned	BWI Airport	MD	1990	M	114,046
7	1304 Concourse Drive	Owned	BWI Airport	MD	2002	M	102,964
8	870-880 Elkridge Landing Road	Owned	BWI Airport	MD	1981	M	101,785
9	900 Elkridge Landing Road	Owned	BWI Airport	MD	1982	M	97,139
10	1199 Winterson Road	Owned	BWI Airport	MD	1988	M	96,636
11	920 Elkridge Landing Road	Owned	BWI Airport	MD	1982	M	96,566
12	134 National Business Parkway	Owned	BWI Airport	MD	1999	M	93,482
13	133 National Business Parkway	Owned	BWI Airport	MD	1997	M	88,666
14	141 National Business Parkway	Owned	BWI Airport	MD	1990	M	86,964
15	135 National Business Parkway	Owned	BWI Airport	MD	1998	M	86,863
16	1302 Concourse Drive	Owned	BWI Airport	MD	1996	M	84,607
17	7467 Ridge Road	Owned	BWI Airport	MD	1990	M	74,273
18	7240 Parkway Drive	Owned	BWI Airport	MD	1985	M	74,156
19	881 Elkridge Landing Road	Owned	BWI Airport	MD	1986	M	73,572
20	1099 Winterson Road	Owned	BWI Airport	MD	1988	M	71,076
21	131 National Business Parkway	Owned	BWI Airport	MD	1990	M	69,039
22	1190 Winterson Road	Owned	BWI Airport	MD	1987	M	68,567
23	849 International Drive	Owned	BWI Airport	MD	1988	M	68,397
24	911 Elkridge Landing Road	Owned	BWI Airport	MD	1985	M	68,296
25	1201 Winterson Road	Owned	BWI Airport	MD	1985	M	67,903
26	999 Corporate Boulevard	Owned	BWI Airport	MD	2000	M	67,351
27	7318 Parkway Drive	Owned	BWI Airport	MD	1984	M	59,204
28	901 Elkridge Landing Road	Owned	BWI Airport	MD	1984	M	57,791
29	7320 Parkway Drive	Owned	BWI Airport	MD	1983	S	57,176
30	900 International Drive	Owned	BWI Airport	MD	1986	S	57,140
31	930 International Drive	Owned	BWI Airport	MD	1986	S	57,140
32	891 Elkridge Landing Road	Owned	BWI Airport	MD	1984	M	56,623
33	921 Elkridge Landing Road	Owned	BWI Airport	MD	1983	M	54,057
34	939 Elkridge Landing Road	Owned	BWI Airport	MD	1983	M	53,031
35	938 Elkridge Landing Road	Owned	BWI Airport	MD	1984	M	52,988
36	940 Elkridge Landing Road	Owned	BWI Airport	MD	1984	M	51,704
37	800 International Drive	Owned	BWI Airport	MD	1988	S	50,979
38	1340 Ashton Road	Owned	BWI Airport	MD	1989	S	46,400
39	7321 Parkway Drive	Owned	BWI Airport	MD	1984	S	39,822
40	1334 Ashton Road	Owned	BWI Airport	MD	1989	S	37,565
41	1331 Ashton Road	Owned	BWI Airport	MD	1989	S	29,936
42	1350 Dorsey Road	Owned	BWI Airport	MD	1989	S	19,992
43	1344 Ashton Road	Owned	BWI Airport	MD	1989	M	17,076
44	1341 Ashton Road	Owned	BWI Airport	MD	1989	S	15,841
45	1343 Ashton Road	Owned	BWI Airport	MD	1989	S	9,962
46	114 National Business Parkway	Owned	BWI Airport	MD	2002	S	9,717

	Subtotal (continued on next page)						3,332,827	119,000

Property Summary by Region—September 30, 2002 (continued)

Operating Property Count	Office Properties	Owned or Joint Venture (JV)	Submarket	State	Year Built or Renovated	Single Story (S) or Multi-story (M)	Total Operational Square Feet	Total Square Feet Under Development
	Subtotal (continued from prior page)						3,332,827	119,000
47	1615 and 1629 Thames Street	Owned	Baltimore City	MD	1989	M	104,115
48	9690 Deereco Road	Owned	North Baltimore Co.	MD	1988	M	133,737
49	375 West Padonia Road	Owned	North Baltimore Co.	MD	1986	M	101,133
50	7200 Riverwood Drive	Owned	Howard Co. Perimeter	MD	1986	S	160,000
51	9140 Route 108	Owned	Howard Co. Perimeter	MD	1974/1985	S	150,000
52	7000 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	1999	M	145,806
53	6731 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	2002	M	73,902	49,841
54	6940 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	1999	M	108,737
55	6950 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	1998	M	107,778
56	7067 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	2001	M	82,953
57	6750 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	2001	M	78,460
58	6700 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	1988	M	75,635
59	6740 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	1992	M	61,957
60	6716 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	1990	M	52,002
61	9140 Guilford Road	Owned	Howard Co. Perimeter	MD	1983	S	41,813
62	7065 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	2000	S	38,560
63	6760 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	1991	M	37,248
64	7063 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	2000	S	36,936
65	9160 Guilford Road	Owned	Howard Co. Perimeter	MD	1984	M	36,528
66	6708 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	1988	M	35,040
67	7061 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	2000	M	29,604
68	6724 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	2002	M	28,420
69	9150 Guilford Road	Owned	Howard Co. Perimeter	MD	1984	S	17,655
70	9130 Guilford Road	Owned	Howard Co. Perimeter	MD	1984	S	13,700
	Robert Fulton Drive—Phase I	JV	Howard Co. Perimeter	MD		M		105,850
71	14502 Greenview Drive	Owned	Laurel	MD	1988	M	71,926
72	14504 Greenview Drive	Owned	Laurel	MD	1985	M	69,194
73	4260 Forbes Boulevard	JV	Lanham	MD	2002	M	54,692
74	6009 - 6011 Oxon Hill Road	Owned	Southern Prince George's County	MD	1990	M	181,768	—

	Total Baltimore / Washington Corridor						5,462,126	274,691

	Suburban Washington D.C.
1	11800 Tech Road	Owned	Silver Spring	MD	1969/1989	M	236,441	—

	Total Suburban Washington D.C.						236,441	—

	Northern Virginia
1	15000 Conference Center Drive	Owned	Chantilly	VA	1989	M	470,406	—
2	15059 Conference Center Drive	Owned	Chantilly	VA	2000	M	145,192	—
3	15049 Conference Center Drive	Owned	Chantilly	VA	1997	M	145,053	—

	Total Northern Virginia						760,651	—

Property Summary by Region—September 30, 2002 (continued)

Operating Property Count	Office Properties	Owned or Joint Venture (JV)	Submarket	State	Year Built or Renovated	Single Story (S) or Multi-story (M)	Total Operational Square Feet	Total Square Feet Under Development
	Greater Philadelphia
1	753 Jolly Road	Owned	Blue Bell	PA	1960/1992-94	M	419,472
2	785 Jolly Road	Owned	Blue Bell	PA	1970/1996	M	219,065
3	760 Jolly Road	Owned	Blue Bell	PA	1974/1994	M	208,854
4	751 Jolly Road	Owned	Blue Bell	PA	1966/1991	M	112,958	—

	Total Greater Philadelphia						960,349	—

	Greater Harrisburg
1	2605 Interstate Drive	Owned	East Shore	PA	1990	M	81,187
2	6345 Flank Drive	Owned	East Shore	PA	1989	S	69,443
3	6340 Flank Drive	Owned	East Shore	PA	1988	S	68,200
4	2601 Market Place	Owned	East Shore	PA	1989	M	67,743
5	6400 Flank Drive	Owned	East Shore	PA	1992	S	52,439
6	6360 Flank Drive	Owned	East Shore	PA	1988	S	46,500
7	6385 Flank Drive	Owned	East Shore	PA	1995	S	32,800
8	6380 Flank Drive	Owned	East Shore	PA	1991	S	32,613
9	6405 Flank Drive	Owned	East Shore	PA	1991	S	32,000
10	95 Shannon Road	Owned	East Shore	PA	1999	S	21,976
11	75 Shannon Road	Owned	East Shore	PA	1999	S	20,887
12	6375 Flank Drive	Owned	East Shore	PA	2000	S	19,783
13	85 Shannon Road	Owned	East Shore	PA	1999	S	12,863
14	5035 Ritter Road	Owned	West Shore	PA	1988	S	56,556
15	5070 Ritter Road—Building A	Owned	West Shore	PA	1989	S	32,309
16	5070 Ritter Road—Building B	Owned	West Shore	PA	1989	S	28,039	—

	Total Greater Harrisburg						675,338	—

	Northern/Central New Jersey
1	431 Ridge Road	Owned	Exit 8A—Cranbury	NJ	1958/1998	S	170,000
2	429 Ridge Road	Owned	Exit 8A—Cranbury	NJ	1966/1996	M	142,385
3	68 Culver Road	Owned	Exit 8A—Cranbury	NJ	2000	M	57,280
4	104 Interchange Plaza	Owned	Exit 8A—Cranbury	NJ	1990	M	47,677
5	101 Interchange Plaza	Owned	Exit 8A—Cranbury	NJ	1985	M	43,621
6	47 Commerce	Owned	Exit 8A—Cranbury	NJ	1992/1998	S	41,398
7	437 Ridge Road	Owned	Exit 8A—Cranbury	NJ	1962/1996	S	30,000
8	7 Centre Drive	Owned	Exit 8A—Cranbury	NJ	1986	S	19,466
9	8 Centre Drive	Owned	Exit 8A—Cranbury	NJ	1989	S	16,199
10	2 Centre Drive	Owned	Exit 8A—Cranbury	NJ	1989	S	16,132
11	4301 Route 1	Owned	Monmouth Junction	NJ	1986	M	61,300
12	695 Route 46	Owned	Wayne	NJ	1990	M	157,394
13	710 Route 46	Owned	Wayne	NJ	1985	M	101,120	—

	Total Northern/Central New Jersey						903,972	—

111	TOTAL PORTFOLIO						8,998,877	274,691

Property Occupancy Rates by Region by Quarter

	Greater Philadelphia	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Northern Virginia	Suburban Washington D.C.	Total Portfolio
September 30, 2002
Number of Buildings	4	74	13	16	3	1	111
Rentable Square Feet	960,349	5,462,126	903,972	675,338	760,651	236,441	8,998,877
Percent Occupied	100.00%	92.37%	95.38%	91.46%	98.32%	94.69%	93.98%
June 30, 2002
Number of Buildings	4	74	13	16	1	—	108
Rentable Square Feet	960,349	5,394,356	903,972	675,338	470,406	—	8,404,421
Percent Occupied	100.00%	92.92%	94.82%	90.31%	99.56%	0.00%	94.10%
March 31, 2002
Number of Buildings	4	65	13	16	1	—	99
Rentable Square Feet	960,349	4,768,870	903,972	674,686	470,406	—	7,778,283
Percent Occupied	100.00%	92.73%	93.88%	89.83%	99.56%	0.00%	93.92%
December 31, 2001
Number of Buildings	4	64	13	16	1	—	98
Rentable Square Feet	960,349	4,791,139	903,972	674,686	470,406	—	7,800,552
Percent Occupied	100.00%	95.68%	95.80%	91.17%	99.56%	0.00%	96.07%
September 30, 2001
Number of Buildings	4	64	13	16	—	—	97
Rentable Square Feet	960,349	4,759,623	904,854	677,903	—	—	7,302,729
Percent Occupied	100.00%	98.33%	95.65%	87.19%	0.00%	0.00%	97.18%

Top Twenty Office Tenants as of September 30, 2002

(Dollars and Square Feet in thousands)

Tenant	Number of Leases	Total Occupied Square Feet	Percentage of Total Occupied Square Feet	Total Rental Revenue(1)	Percentage of Total Rental Revenue	Weighted Average Remaining Lease Term(2)
United States of America(3)	24	1,047,797	12.4%	$19,481	12.6%	4.0
AT&T Local Services(4)	7	451,498	5.3%	9,172	5.9%	5.8
Unisys(5)	3	741,284	8.8%	7,593	4.9%	6.8
Dyncorp Information Systems, LLC	1	244,522	2.9%	5,385	3.5%	8.3
Computer Sciences Corporation	2	207,232	2.5%	4,875	3.2%	7.9
General Dynamics Government Corp.	4	183,362	2.2%	4,290	2.8%	6.2
Booz-Allen & Hamilton	5	177,537	2.1%	3,787	2.5%	3.2
Ciena Corporation(6)	4	278,749	3.3%	3,614	2.3%	3.6
Northrop Grumman Systems	5	163,912	1.9%	3,573	2.3%	5.3
The Aerospace Corporation	1	133,691	1.6%	3,446	2.2%	9.8
Magellan Behavioral Health, Inc.	2	150,622	1.8%	3,278	2.1%	1.3
Commonwealth of Pennsylvania(4)	9	185,353	2.2%	2,658	1.7%	5.8
Merck & Co., Inc.(5)	1	219,065	2.6%	2,281	1.5%	6.8
The Boeing Company	2	79,832	0.9%	2,081	1.3%	8.2
CareFirst, Inc. and Subsidiaries(4)	3	94,223	1.1%	2,044	1.3%	5.3
Bookham Technology, Inc.	1	150,000	1.8%	1,900	1.2%	5.3
Johns Hopkins University(4)	4	81,935	1.0%	1,798	1.2%	3.9
Comcast Corporation	1	98,897	1.2%	1,613	1.0%	7.0
Sun Microsystems, Inc.	2	60,730	0.7%	1,484	1.0%	3.3
Lockheed Martin Corporation	2	75,829	0.9%	1,417	0.9%	2.4
Subtotal Top 20 Office Tenants	83	4,826,070	57.1%	85,770	55.6%	5.5
All remaining tenants	394	3,630,965	42.9%	68,542	44.4%	3.4

Total/Weighted Average	477	8,457,035	100.0%	$154,312	100.0%	4.6

(1)
Total Rental Revenue is the monthly contractual base rent as of September 30, 2002 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(2)
The weighting of the lease term was computed using Total Rental Revenue.

(3)
Many of our government leases are subject to early termination provisions which are customary to government leases. The weighted average remaining lease term was computed assuming no exercise of such early termination rights.

(4)
Includes affiliated organizations or agencies.

(5)
Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys' 960,349 leased rentable square feet.

(6)
In addition to the 278,749 square feet directly leased, Ciena Corporation also subleases 107,064 rentable square feet from various tenants in our portfolio over different lease terms.

Total Rental Revenue by Geographic Region by Quarter(1)

(Dollars in thousands)

	2002			2001
	September 30	June 30	March 31	December 31	September 30
Office Properties:
Greater Philadelphia	$2,506	$2,506	$2,506	$2,506	$2,506
Baltimore/Washington Corridor	24,170	24,573	21,896	22,911	22,558
Northern/Central New Jersey	5,175	4,604	4,921	4,786	4,757
Greater Harrisburg	2,406	2,390	2,407	2,231	2,174
Northern Virginia	3,609	2,661	2,688	947	—
Suburban Washington D.C.	686	—	—	—	—

Total Regional Rental Revenue	$38,552	$36,734	$34,418	$33,381	$31,995

(1)
Rental revenue represents GAAP revenue including operating expense reimbursements, straight line rent adjustments and tenant services income.

Net Operating Income by Geographic Region by Quarter

(Dollars in thousands)

	2002			2001
	September 30	June 30	March 31	December 31	September 30
Office Properties:
Greater Philadelphia	$2,468	$2,473	$2,466	$2,478	$2,476
Baltimore/Washington Corridor	16,145	17,689	15,140	15,745	15,539
Northern/Central New Jersey	3,145	2,930	3,213	2,890	2,819
Greater Harrisburg	1,802	1,738	1,810	1,640	1,506
Northern Virginia	2,136	1,550	1,598	527	—
Suburban Washington D.C.	496	—	—	—	—

Total Regional NOI	$26,192	$26,380	$24,227	$23,280	$22,340

Other income / expenses, net	111	103	79	78	54

Total NOI	$26,303	$26,483	$24,306	$23,358	$22,394

Same Office Property Cash Net Operating Income by Quarter(1)

(Dollars in thousands)

	2002			2001
	September 30	June 30	March 31	December 31	September 30
Office Properties:(2)
Greater Philadelphia	$2,459	$2,409	$2,410	$2,410	$2,408
Baltimore/Washington Corridor	11,738	11,840	12,775	11,915	12,199
Northern/Central New Jersey	2,869	2,939	3,221	2,850	2,779
Greater Harrisburg	1,812	1,728	1,773	1,645	1,489

Total Office Properties	$18,878	$18,916	$20,179	$18,820	$18,875

Same Office Property GAAP Net Operating Income by Quarter(1)

(Dollars in thousands)

	2002			2001
	September 30	June 30	March 31	December 31	September 30
Office Properties:(2)
Greater Philadelphia	$2,497	$2,496	$2,496	$2,496	$2,495
Baltimore/Washington Corridor	11,919	12,048	12,832	12,145	12,647
Northern/Central New Jersey	2,940	2,967	3,265	2,922	2,854
Greater Harrisburg	1,825	1,760	1,834	1,654	1,518

Total Office Properties	$19,181	$19,271	$20,427	$19,217	$19,514

(1)
Net operating income for same office properties has been presented on a GAAP basis and a modified cash basis which removes the effect of straight-line rents from the GAAP net operating income. Net operating income presented in the tables above has been adjusted to remove the effect of certain lease termination fees and the related writeoff of straight-line rents.

(2)
Same office properties include buildings owned for a minimum of five reporting quarters.

Average Occupancy Rates by Region for Same Office Properties(1)

	Greater Philadelphia	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Total Office
3rd Quarter 2002 Average
Number of Buildings	4	51	13	16	84
Rentable Square Feet	960,349	4,004,793	903,972	675,338	6,544,452
Percent Occupied	100.00%	91.96%	95.28%	90.69%	93.47%
2nd Quarter 2002 Average
Number of Buildings	4	51	13	16	84
Rentable Square Feet	960,349	4,003,647	903,972	674,916	6,542,884
Percent Occupied	100.00%	91.99%	94.28%	89.96%	93.28%
1st Quarter 2002 Average
Number of Buildings	4	51	13	16	84
Rentable Square Feet	960,349	4,002,626	903,972	674,686	6,541,633
Percent Occupied	100.00%	93.95%	94.46%	90.48%	94.55%
4th Quarter 2001 Average
Number of Buildings	4	51	13	16	84
Rentable Square Feet	960,349	4,001,986	903,972	675,758	6,542,065
Percent Occupied	100.00%	95.65%	95.82%	89.03%	95.63%
3rd Quarter 2001 Average
Number of Buildings	4	51	13	16	84
Rentable Square Feet	960,349	4,001,324	904,854	677,903	6,544,430
Percent Occupied	100.00%	98.46%	95.19%	87.01%	97.05%

(1)
Same office properties include buildings owned for a minimum of five reporting quarters.

Office Lease Expiration Analysis by Year

Year of Lease Expiration(1)	Number of Leases Expiring	Square Footage of Leases Expiring	Percentage of Total Occupied Square Feet	Total Rental Revenue of Expiring Leases(2)	Percentage of Total Rental Revenue Expiring	Total Rental Revenue of Expiring Leases per Occupied Square Foot
				($000s)
Oct. 1 - Dec. 31, 2002	47	457,018	5.4%	$8,653	5.6%	$18.93
2003	88	692,137	8.2%	13,336	8.6%	19.27
2004	74	893,371	10.6%	17,114	11.1%	19.16
2005	79	903,620	10.7%	17,586	11.4%	19.46
2006	59	814,942	9.6%	14,932	9.7%	18.32
2007	60	1,143,146	13.5%	20,877	13.5%	18.26
2008	20	882,437	10.4%	17,186	11.1%	19.48
2009	17	1,357,102	16.0%	16,869	10.9%	12.43
2010	14	744,510	8.8%	15,937	10.3%	21.41
2011	4	95,061	1.1%	2,076	1.3%	21.84
2012	7	426,008	5.0%	9,747	6.3%	22.88
Other(3)	8	47,683	0.6%	—	0.0%	—

Total/Weighted Average	477	8,457,035	100.0%	$154,312	100.0%	$18.79

NOTE: As of September 30, 2002, the weighted average lease term is 4.6 years.

(1)
Many of our government leases are subject to certain early termination provisions which are customary to government leases. The year of lease expiration was computed assuming no exercise of such early termination rights.

(2)
Total Rental Revenue is the monthly contractual base rent as of September 30, 2002 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(3)
Other consists primarily of amenities, including cafeterias, concierge offices and property management space.

Year to Date Office Renewal Analysis

	Greater Philadelphia	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Northern Virginia	Total Office
For Nine Months Ended September 30, 2002:
Expiring Square Feet	—	523,604	72,586	139,190	—	735,380
Vacated Square Feet	—	199,523	38,396	18,846	—	256,765
Renewed Square Feet	—	324,081	34,190	120,344	—	478,615
Retention Rate (% based upon square feet)	0.00%	61.89%	47.10%	86.46%	0.00%	65.08%
Renewal & Retenanted Space:
Change in Base Rent—Straight-line	0.00%	10.60%	15.89%	8.37%	29.72%	11.29%
Change in Total Rent—Straight-line	0.00%	10.43%	7.79%	-1.05%	29.72%	8.97%
Change in Base Rent—Cash	0.00%	7.67%	14.24%	4.56%	29.72%	8.43%
Change in Total Rent—Cash	0.00%	7.70%	6.37%	-0.04%	29.72%	6.40%
Average Capital Cost per Square Foot	$—	$5.80	$14.42	$1.24	$0.09	$5.46

Quarterly Office Renewal Analysis

	Greater Philadelphia	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Northern Virginia	Total Office
Quarter Ended September 30, 2002:
Expiring Square Feet	—	211,614	49,489	80,037	—	341,140
Vacated Square Feet	—	82,267	26,028	—	—	108,295
Renewed Square Feet	—	129,347	23,461	80,037	—	232,845
Retention Rate (% based upon square feet)	0.00%	61.12%	47.41%	100.00%	0.00%	68.25%
Renewal & Retenanted Space:
Change in Base Rent—Straight-line	0.00%	24.90%	18.23%	0.34%	0.00%	19.34%
Change in Total Rent—Straight-line	0.00%	15.67%	9.58%	-0.25%	0.00%	11.92%
Change in Base Rent—Cash	0.00%	20.66%	19.09%	-1.17%	0.00%	16.11%
Change in Total Rent—Cash	0.00%	12.16%	10.39%	-1.51%	0.00%	9.23%
Average Capital Cost per Square Foot	$—	$8.48	$11.41	$1.96	$—	$7.23
Quarter Ended June 30, 2002:
Expiring Square Feet	—	269,958	11,136	5,953	—	287,047
Vacated Square Feet	—	96,131	2,376	3,566	—	102,073
Renewed Square Feet	—	173,827	8,760	2,387	—	184,974
Retention Rate (% based upon square feet)	0.00%	64.39%	78.66%	40.10%	0.00%	64.44%
Renewal & Retenanted Space:
Change in Base Rent—Straight-line	0.00%	2.04%	25.04%	-7.04%	29.72%	5.60%
Change in Total Rent—Straight-line	0.00%	8.25%	20.24%	-5.35%	29.72%	10.39%
Change in Base Rent—Cash	0.00%	-1.50%	21.74%	-8.86%	30.11%	2.34%
Change in Total Rent—Cash	0.00%	4.79%	17.19%	-6.75%	30.11%	7.23%
Average Capital Cost per Square Foot	$—	$3.20	$22.94	$2.25	$0.09	$4.35

Quarterly Office Renewal Analysis (continued)

	Greater Philadelphia	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Northern Virginia	Total Office
Quarter Ended March 31, 2002:
Expiring Square Feet	—	42,032	11,961	53,200	—	107,193
Vacated Square Feet	—	21,125	9,992	15,280	—	46,397
Renewed Square Feet	—	20,907	1,969	37,920	—	60,796
Retention Rate (% based upon square feet)	0.00%	49.74%	16.46%	71.28%	0.00%	56.72%
Renewal & Retenanted Space:
Change in Base Rent—Straight-line	0.00%	-4.35%	-2.70%	29.35%	0.00%	3.21%
Change in Total Rent—Straight-line	0.00%	0.55%	-12.76%	-2.02%	0.00%	-1.53%
Change in Base Rent—Cash	0.00%	-3.11%	-7.51%	20.16%	0.00%	1.71%
Change in Total Rent—Cash	0.00%	2.04%	-16.86%	-9.06%	0.00%	-3.05%
Average Capital Cost per Square Foot	$—	$5.01	$5.67	$0.04	$—	$3.08
Quarter Ended December 31, 2001:
Expiring Square Feet	—	84,400	4,276	53,256	—	141,932
Vacated Square Feet	—	24,674	—	5,005	—	29,679
Renewed Square Feet	—	59,726	4,276	48,251	—	112,253
Retention Rate (% based upon square feet)	0.00%	70.77%	100.00%	90.60%	0.00%	79.09%
Renewal & Retenanted Space:
Change in Base Rent—Straight-line	0.00%	12.52%	17.24%	18.61%	0.00%	15.16%
Change in Total Rent—Straight-line	0.00%	9.42%	6.74%	17.70%	0.00%	12.58%
Change in Base Rent—Cash	0.00%	5.95%	11.02%	5.78%	0.00%	6.08%
Change in Total Rent—Cash	0.00%	3.10%	1.07%	5.08%	0.00%	3.80%
Average Capital Cost per Square Foot	$—	$9.56	$8.92	$15.25	$—	$12.20
Quarter Ended September 30, 2001:
Expiring Square Feet	—	182,914	7,777	97,943	n/a	288,634
Vacated Square Feet	—	122,030	—	—	n/a	122,030
Renewed Square Feet	—	60,884	7,777	97,943	n/a	166,604
Retention Rate (% based upon square feet)	0.00%	33.29%	100.00%	100.00%	n/a	57.72%
Renewal & Retenanted Space:
Change in Base Rent—Straight-line	0.00%	13.01%	25.29%	8.18%	n/a	11.93%
Change in Total Rent—Straight-line	0.00%	10.17%	15.05%	6.47%	n/a	9.07%
Change in Base Rent—Cash	0.00%	8.22%	18.70%	5.90%	n/a	7.87%
Change in Total Rent—Cash	0.00%	5.76%	9.46%	4.64%	n/a	5.51%
Average Capital Cost per Square Foot	$—	$7.34	$5.67	$0.95	n/a	$4.40

Year to Date Acquisition Summary as of September 30, 2002
(Dollars in Thousands)

	Submarket	Acquisition Date	Square Feet	Occupied Sq. Ft. at Acquisition	Occupancy Percentage at Acquisition	September 30, 2002 Occupancy Percentage	Investment(1)
Wholly Owned Portfolio:
9130 Guilford Road	Howard County Perimeter	4/4/02	13,700	13,700	100.0%	100.0%	$1,447
9140 Guilford Road	Howard County Perimeter	4/4/02	41,813	38,757	92.7%	92.7%	4,392
9150 Guilford Road	Howard County Perimeter	4/4/02	17,655	17,655	100.0%	100.0%	1,865
9160 Guilford Road	Howard County Perimeter	4/4/02	36,528	36,528	100.0%	100.0%	3,859
7320 Parkway	BWI Airport	4/4/02	57,176	57,176	100.0%	100.0%	4,957
7000 Columbia Gateway Drive	Howard County Perimeter	5/31/02	145,806	145,806	100.0%	100.0%	16,196
11800 Tech Road	Silver Spring	8/1/02	236,441	223,876	94.7%	94.7%	27,184
15049 Conference Center Drive	Chantilly, VA	8/14/02	145,053	145,053	100.0%	100.0%	27,593
15059 Conference Center Drive	Chantilly, VA	8/14/02	145,192	134,451	92.6%	92.6%	19,823

Total			839,364	813,002	96.9%	96.9%	$107,316

(1)
Initial investment recorded by property as of September 30, 2002 for asset purchase.

NOTE:	COPT classifies its acquisitions by type—entity, portfolio or individual acquisitions. Entity acquisitions are defined as mergers of significant portfolios of $100+ million with strong management organizations and a regional presence.

Year to Date Disposition Summary as of September 30, 2002

(Dollars in thousands)

	Submarket	Disposition Date	Square Feet	Gross Sales Proceeds	Debt Assumption or Repayment	Cash Proceeds After Debt Repayment
Individual Property:
8815 Centre Park Drive	Howard County Perimeter	7/17/02	53,782	$7,175	$—	$7,175

Development Summary as of September 30, 2002

(Dollars in thousands except square feet and per square foot data)

Property and Location	Submarket	Owned or Joint Venture (JV)	Total Rentable Square Feet	Square Feet Under Construction	Percentage Leased or Constructed	Anticipated Total Cost	Cost to date	Outstanding Loan as of 9/30/2002	Anticipated Stabilization/ Delivery
Under Construction
6731 Columbia Gateway Drive Columbia, Maryland(1)	Howard County Perimeter	Owned	123,743	49,841	59.72%	$23,756	$20,323	$11,470	Lease-up March 2003
140 National Business Parkway Annapolis Junction, Maryland(2)	BWI Airport	JV	119,000	119,000	0.00%	18,856	5,182	—	Construction May 2004
Robert Fulton Drive—Phase I Columbia, Maryland(3)	Howard County Perimeter	JV	105,850	105,850	0.00%	12,746	9,293	6,679	Lease-up March 2003

TOTAL / AVERAGE			348,593	274,691	21.20%	$55,358	$34,798	$18,149

(1)
Total loan commitment for this property is $15,750.

(2)
A loan commitment for $14,100 was signed in October 2002.

(3)
The total loan commitment of $14,000 and the outstanding loan balance covers phases I and II of this property.

Development Properties Placed into Service

For the period January 1, 2002 through September 30, 2002

Property and Location	Submarket	Owned or Joint Venture (JV)	Total Square Feet	Operational Square Feet Delivered	Square Feet Leased as of 9/30/02	% Leased as of 9/30/02
2711 Technology Drive	BWI Airport	Owned	152,000	152,000	152,000	100.00%
1304 Concourse Drive	BWI Airport	Owned	102,964	102,964	64,745	62.88%
6731 Columbia Gateway Drive	Howard County Perimeter	Owned	123,743	73,902	73,902	59.72%
4260 Forbes Boulevard	Lanham	JV	54,692	54,692	54,692	100.00%
6724 Alexander Bell Drive	Howard County Perimeter	Owned	28,420	28,420	28,420	100.00%

TOTAL / AVERAGE			461,819	411,978	373,759	80.93%

Joint Venture Summary as of September 30, 2002

(Dollars in thousands except acreage and square feet)

Property and Location	Joint Venture Interest Held By COPT	Status	Square Feet	Acreage	COPT Investment	Off-Balance Sheet Debt as of 9/30/02	Recourse to COPT	Option to Acquire Partner's Interest
4260 Forbes Boulevard (Phase I) Lanham, Maryland(1),(2)	80%	Operational	54,692		$1,043	$5,272	Yes, 50%	Yes
Robert Fulton Drive (Phase I) Columbia, Maryland(1)	80%	Construction/ Development	105,850	4 acres	4,114	6,679	Yes, 80%	Yes
MOR Montpelier 3 LLC Laurel, Maryland	50%	Development		2 acres	449	—	N/A	Yes
Gateway 70 Columbia, Maryland	80%	Development		12 acres	2,451	—	N/A	Yes
140 NBP Annapolis Junction, Maryland	10%	Construction	119,000	13 acres	599	—	N/A	Yes

TOTAL					$8,656	$11,951

(1)
The off-balance sheet debt covers phases I and II of these properties.

(2)
This property was 100% occupied as of September 30, 2002.

QuickLinks

Corporate Office Properties Trust
Index to Supplemental Information (Unaudited) September 30, 2002
Quarterly Selected Financial Summary Data (Dollars in thousands)
Quarterly Consolidated Balance Sheet (Dollars in thousands except per share data)
Quarterly Consolidated Statements of Operations and Funds From Operations (FFO) (Dollars and units in thousands)
Quarterly Consolidated Statements of Operations and FFO per Diluted Share (Shares in thousands)
Quarterly Consolidated Statements of Operations and FFO as a Percentage of Total Revenues
Quarterly Equity Analysis (Amounts in thousands, except per share data, share prices and ratios)
Quarterly Valuation Analysis (Dollars in thousands except per share data and ratios)
Quarterly Debt Analysis (Dollars in thousands)
Quarterly Operating Ratios (Dollars in thousands except per share data and ratios)
Quarterly Dividend Analysis
Investor Composition and Analyst Coverage (as of September 30, 2002)
Debt Maturity Schedule—September 30, 2002 (Dollars in thousands)
Property Summary by Region—September 30, 2002
Property Summary by Region—September 30, 2002 (continued)
Property Summary by Region—September 30, 2002 (continued)
Property Occupancy Rates by Region by Quarter
Top Twenty Office Tenants as of September 30, 2002 (Dollars and Square Feet in thousands)
Total Rental Revenue by Geographic Region by Quarter(1) (Dollars in thousands)
Net Operating Income by Geographic Region by Quarter (Dollars in thousands)
Same Office Property Cash Net Operating Income by Quarter(1) (Dollars in thousands)
Same Office Property GAAP Net Operating Income by Quarter(1) (Dollars in thousands)
Average Occupancy Rates by Region for Same Office Properties(1)
Office Lease Expiration Analysis by Year
Year to Date Office Renewal Analysis
Quarterly Office Renewal Analysis
Quarterly Office Renewal Analysis (continued)
Year to Date Acquisition Summary as of September 30, 2002 (Dollars in Thousands)
Year to Date Disposition Summary as of September 30, 2002 (Dollars in thousands)
Development Summary as of September 30, 2002 (Dollars in thousands except square feet and per square foot data)
Development Properties Placed into Service For the period January 1, 2002 through September 30, 2002
Joint Venture Summary as of September 30, 2002 (Dollars in thousands except acreage and square feet)